                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): September 11, 1998

                                  PALEX, INC.
            (Exact name of registrant as specified in its charter)

                       Commission file number: 000-22237

              Delaware                                 76-0520673
 --------------------------------                  ------------------
   (State or other jurisdiction                      I.R.S. Employer
 of incorporation or organization)                 Identification No.)

                        1360 Post Oak Blvd., Suite 800
                             Houston, Texas 77056
                        ------------------------------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (713) 350-6030

As indicated in the Registrant's Form 8-K as filed with the Securities and Exchange Commission on September 23, 1998, the financial and pro forma financial information required to be filed therewith would be filed not later than November 25, 1998. Accordingly, Items 7(a) and 7(b) of the Form 8-K are hereby amended to read in their entirety as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      a. Financial Statements of business acquired.

      The following Financial Statements of SMG Corporation as of May 31, 1998 are attached hereto and made a part hereof:

        (i)   Auditors' Report to the Shareholders
        (ii)  Consolidated Balance Sheet
        (iii) Consolidated Statement of Earnings and Retained Earnings
        (iv)  Consolidated Statement of Cash Flows
        (v)   Notes to Consolidated Financial Statements


      b.  Pro forma financial information

The following Unaudited Pro Forma Consolidated Financial Statements are attached hereto and made a part hereof:

      (i)   Basis of Presentation
      (ii) Unaudited Pro Forma Consolidated Statement of Income for the Year Ended December 28, 1997
      (iii) Unaudited Pro Forma Consolidated Statement of Income for the Nine Months Ended September 27, 1998
      (iv)  Notes to Unaudited Pro Forma Consolidated Financial Statements

                         INDEX TO FINANCIAL STATEMENTS

                                                                          Page
                                                                          ----
Consent of Independent Public Accountants                                   1

Historical Financial Statements
SMG Corporation
   Auditors' Report to the Shareholders................................     3
   Consolidated Balance Sheet..........................................     4
   Consolidated Statement of Earnings and Retained Earnings............     5
   Consolidated Statement of Cash Flows................................     6
   Notes to Consolidated Financial Statements..........................  7-14

Unaudited Pro Forma Consolidated Financial Statements
   Basis of Presentation...............................................    15
   Unaudited Pro Forma Consolidated Statement of Income for the Year
     Ended December 28, 1997...........................................    16
   Unaudited Pro Forma Consolidated Statement of Income for the Six
     Months Ended September 27, 1998...................................    17

   Notes to Unaudited Pro Forma Consolidated Financial Statements......    18

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALEX, INC.

Date:  November 25, 1998                By:  /s/ EDWARD RHYNE
                                             ----------------------------------
                                             Edward Rhyne
                                             Vice President and General Counsel

                   Consent of Independent Public Accountants


The Board of Directors
SMG Corporation


We consent to the incorporation by reference in the registration statement (No. 333-58057) on Form S-3 of PalEx, Inc. of our report dated August 10, 1998, except as to note 17 which is as of November 18, 1998, with respect to the consolidated balance sheet of SMG Corporation as of May 31, 1998, and the related consolidated statements of earnings and retained earnings and cash flows for the year ended May 31, 1998, which report appears in the Form 8-K/A of PalEx, Inc. dated September 11, 1998.


/s/ KPMG LLP
-------------------

Kelowna, B.C.
November 18, 1998

                     Consolidated financial statements of

                                SMG CORPORATION

                            Year ended May 31, 1998

AUDITORS' REPORT TO THE SHAREHOLDERS

We have audited the consolidated balance sheet of SMG Corporation as at May 31, 1998 and the consolidated statements of earnings and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in Canada. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of SMG Corporation as at May 31, 1998 and the results of its operations and the changes in its cash flows for the year then ended in accordance with generally accepted accounting principles in the United States.



Kelowna, Canada
August 10, 1998, except as to note 17 which is as of November 18, 1998

SMG CORPORATION
Consolidated Balance Sheet

May 31, 1998
--------------------------------------------------------------------------------
ASSETS

Current assets
 Cash                                                   $  327,902
 Short term investments (note 3)                         2,039,330
 Accounts receivable                                     1,884,637
 Canadian Pallet Council pallet inventory                1,362,854
 Other inventories                                         204,146
 Deposits and prepaid expenses                             306,889
 -------------------------------------------------------------------------------
                                                         6,125,758
Pallet rental pool (note 4)                              3,773,395
Capital assets (note 5)                                    491,498
Advances to related parties (note 6)                       437,667
Investment in partnership                                   29,277
Goodwill, net of accumulated amortization of $33,027       297,248
--------------------------------------------------------------------------------
                                                       $11,154,843
================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
 Bank indebtedness (note 7)                             $  373,042
 Bankers acceptance sold short (note 8)                    270,995
 Accounts payable and accrued liabilities                1,058,338
 Promissory note payable (note 9)                          349,336
 Income taxes payable                                      461,119
 Current portion of long term debt                         686,347
 -------------------------------------------------------------------------------
                                                         3,199,177
Advances from related parties (note 10)                    851,454
Long term debt (note 11)                                 2,059,020
Deferred income taxes (note 12)                            572,374
Shareholders' equity
 Share capital (note 13)                                 3,618,019
 Retained earnings                                         882,988
 -------------------------------------------------------------------------------
                                                         4,501,007
 Foreign currency translation adjustment                   (28,189)
 -------------------------------------------------------------------------------
                                                         4,472,818
Commitments (note 15)
Subsequent events (note 17)
--------------------------------------------------------------------------------
                                                       $11,154,843
================================================================================

See accompanying notes to consolidated financial statements.

SMG CORPORATION
Consolidated Statement of Earnings and Retained Earnings


Year ended May 31, 1998
--------------------------------------------------------------------------------
Revenue
 Rentals                                               $ 3,829,694
 Repairs                                                 3,361,725
 Retrieval                                               1,254,823
 Canadian Pallet Council pallet sales                    1,340,854
 Other pallet sales                                      3,326,071
 Other revenue                                             120,521
--------------------------------------------------------------------------------
                                                        13,233,688
Direct costs
 Cost of pallets repaired and sold                       3,420,260
 Salaries and benefits                                   2,922,082
 Repairs, maintenance and disposal                         462,360
 Building and equipment rental                             835,968
 -------------------------------------------------------------------------------
                                                         7,640,670
--------------------------------------------------------------------------------
Gross profit                                             5,593,018
Expenses
 General and administrative                              1,363,183
 Selling and delivery                                      878,988
 Management fees and salaries                            1,208,791
 Interest and sundry                                        74,428
 Bad debts                                                  32,969
 -------------------------------------------------------------------------------
                                                         3,558,359
--------------------------------------------------------------------------------
Earnings before the undernoted                           2,034,659

Amortization                                               381,887
Equity in loss of partnership                               27,089
Foreign exchange gain                                       (3,836)
Loss on disposal of capital assets                           1,240
--------------------------------------------------------------------------------
Earnings before income taxes                             1,628,279
--------------------------------------------------------------------------------
Income taxes
 Current                                                   475,811
 Deferred                                                  269,480
 -------------------------------------------------------------------------------
                                                           745,291
--------------------------------------------------------------------------------
Net earnings, being retained earnings at end of year    $  882,988
================================================================================

See accompanying notes to consolidated financial statements.

SMG CORPORATION
Consolidated Statement of Cash Flows

Year ended May 31, 1998
--------------------------------------------------------------------------------
Cash provided by (used in):
Operations:
 Net earnings                                                      $   882,988
 Items not involving cash:
  Amortization                                                         381,887
  Equity in loss of partnership                                         27,089
  Loss on disposal of capital assets                                     1,240
  Foreign exchange gain                                                 (3,836)
  Deferred income taxes                                                269,480
  Impact on earnings of items acquired for non-cash consideration
  Cost of pallets repaired and sold                                    768,787
Deposits and prepaid expenses                                           62,189
 Change in non-cash operating working capital:
  Accounts receivable                                               (1,884,637)
  Canadian Pallet Council pallet inventory                          (1,362,854)
  Other inventories                                                   (204,146)
  Deposits and prepaid expenses                                       (306,889)
  Accounts payable and accrued liabilities                           1,058,338
  Income taxes payable                                                 461,119
------------------------------------------------------------------------------
                                                                       150,755
 Financing:
  Bank indebtedness                                                    373,042
  Issuance of promissory note payable                                  349,336
  Advances from related parties                                        851,454
 Proceeds from long term debt                                        2,745,367
  Issuance of share capital                                                  2
------------------------------------------------------------------------------
                                                                     4,319,201
 Investments:
  Bankers acceptances sold short                                       270,995
  Expenditure on pallet rental pool                                 (1,683,115)
  Acquisition of capital assets                                       (236,501)
  Proceeds on disposal of capital assets                                   532
  Advances to related parties                                         (437,667)
  ----------------------------------------------------------------------------
                                                                    (2,085,756)
------------------------------------------------------------------------------
Foreign currency translation adjustment                                (16,968)
------------------------------------------------------------------------------
Cash position, end of year                                         $ 2,367,232
==============================================================================
Cash position represented by:
Cash                                                               $   327,902
Short term investments                                               2,039,330
------------------------------------------------------------------------------
                                                                    $2,367,232
==============================================================================

See accompanying notes to consolidated financial statements.

SMG CORPORATION
Notes to Consolidated Financial Statements

YEAR ENDED MAY 31, 1998
------------------------------------------------------------------------------

  SMG Corporation was incorporated under the Ontario Business Corporations Act on May 30, 1997 and commenced operations on June 1, 1997. Its principal business activity includes the rental, sale, repair and retrieval of pallets.

1.  TRANSLATION OF FINANCIAL STATEMENTS:

SMG Corporation operates in Canada and its operations are conducted in Canadian currency.

These statements are presented in United States currency for the convenience of readers accustomed to United States currency. The method of translation applied is as follows:

    i) Assets and liabilities are translated at the rate of exchange in effect at the balance sheet date, being US $1.00 per Cdn $1.4570.
    ii) Revenues and expenses are translated at the average exchange rate for the year ended May 31, 1998, being US $1.00 per Cdn $1.4105.
    iii) The net adjustment arising from the translation is recorded as a separate component of shareholders' equity called "foreign currency translation adjustment".

2.  SIGNIFICANT ACCOUNTING POLICIES:
    a)   Basis of presentation:

    These consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") in the United States.

    These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries and reflect the merger of the operations of Superior Pallet Corporation and Pallet Rental Group (comprising Pallet Rental Systems Inc., Pallet Management Services Inc. and Save-On-Pallets Ltd.) effective June 1, 1997. Under the terms of the Master Merger Agreement, dated March 9, 1998, all of the operating assets of Superior Pallet Corporation and Pallet Rental Group (the "transferors") were transferred to SMG Corporation and its subsidiary companies (the "transferees") at values agreed between the parties to represent their best estimate of fair market values. Pursuant to the Agreement, Superior Pallet Corporation and Pallet Rental Group share equally in the ownership, decision making and earnings of the Company. Accordingly, the merged company has been treated as a joint venture for accounting purposes and the contributed assets are reflected in these consolidated financial statements at predecessor cost. The parties have agreed to utilize the tax deferred rollover provisions of Section 85(1) of the Canadian Income Tax Act with respect to eligible assets transferred. All inter-company transactions have been eliminated in these consolidated financial statements.

SMG CORPORATION
Notes to Consolidated Financial Statements (page 2)

YEAR ENDED MAY 31, 1998
------------------------------------------------------------------------------

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

b)  Canadian Pallet Council pallet inventory:

    Canadian Pallet Council pallet inventory consists of Canadian Pallet Council pallets held for resale or use in the pallet rental pool. Canadian Pallet Council pallet inventory is stated at the lower of cost, on a first-in, first-out basis, and net realizable value. Where the Company repairs its own pallets, cost includes the laid-down cost of materials plus the cost of direct labour and an applicable share of overhead.

c)  Other inventories:

    Other inventories, comprising repair materials and other pallets held for sale, are stated at the lower of cost, on a first-in, first-out basis, and net realizable value.

d)  Investment in partnership:

    The investment consists of a 5.52% interest in First Alliance Logistics
       Management LLC, a United States limited liability corporation. The investment is recorded on the equity basis. The market value of the investment at May 31, 1998 is $28,231.

e)  Pallet rental pool:

    Pallet rental pool consists of Canadian Pallet Council pallets held for rental and is stated at cost. Where the company repairs its own pallets, cost includes the laid-down cost of materials plus the cost of direct labour and an applicable share of overhead. Pallet rental pool, net of residual values of $6.50 per pallet ($ Canadian), is amortized on a straight-line basis at a rate of 20% per annum. Amortization in the year of acquisition is recorded at one-half of the normal rate.

f)  Capital assets:

    Capital assets are stated at cost. Amortization is provided on the declining balance basis using the following annual rates.

     ============================================================
     Asset                                                   Rate
     ------------------------------------------------------------
     Automotive equipment                                    30%
     Computer hardware                                       30%
     Computer software                                      100%
     Leasehold improvements                                  20%
     Office equipment                                        20%
     Production equipment                                    30%
     ------------------------------------------------------------

  Amortization in the year of acquisition of an asset is recorded at one-half of the normal rate.

SMG CORPORATION
Notes to Consolidated Financial Statements (page 3)

YEAR ENDED MAY 31, 1998
------------------------------------------------------------------------------

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

g)  Goodwill:

    Goodwill represents the cost of the deferred income tax liability attributable to the excess of the carrying values of the Canadian Pallet Council pallet inventory, the pallet rental pool and capital assets over their cost for income tax purposes at June 1, 1997. Goodwill is being amortized on a straight-line basis over ten years.

h)  Income taxes

    The Company uses the liability method of accounting for income taxes, wherein, deferred tax assets and liabilities are recognized for future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

    The Company's consolidated tax provision is based on rates and allowances applicable in Canada and each of the provinces in which the Company operates.

i)  Financial instruments:

    The carrying amounts for cash, short term investments, accounts receivable, bank indebtedness, bankers acceptance sold short, accounts payable and accrued liabilities and income taxes payable approximate fair value because of the short term nature of these instruments. The fair value of long term debt approximates its carrying value because it has a market rate of interest attached to its repayment. It is not possible to arrive at a fair value for advances to or from related parties and promissory note payable as their maturity dates are not determinable.

j)  Use of estimates:

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SMG CORPORATION
Notes to Consolidated Financial Statements (page 4)

YEAR ENDED MAY 31, 1998
------------------------------------------------------------------------------
3.  SHORT TERM INVESTMENTS:

    Royal Bank of Canada bankers acceptance,
    bearing interest at 5.0%, maturing August 13, 1998              $1,626,284
    Canadian Imperial Bank of Commerce
    bankers acceptance bearing interest at 4.1%,
    maturing June 30, 1998                                              68,626
    Treasury bill mutual fund                                          343,171
    Accrued interest                                                     1,249
    --------------------------------------------------------------------------
                                                                    $2,039,330
    ==========================================================================
4.  PALLET RENTAL POOL:
    ==========================================================================
                                                      Accumulated     Net book
                                             Cost     amortization     value
    --------------------------------------------------------------------------
    Pallet rental pool                    $3,952,510    $179,115    $3,773,395
    ==========================================================================
    Amortization of $179,115 was charged to operations for the year.

5.  CAPITAL ASSETS:
    ==========================================================================
                                                      Accumulated     Net book
                                             Cost     amortization     value
    --------------------------------------------------------------------------
    Automotive equipment                    $ 48,447    $ 14,534    $   33,913
    Computer hardware                         75,307      18,894        56,413
    Computer software                         20,625      10,511        10,114
    Leasehold improvements                    29,384       5,877        23,507
    Office equipment                          46,522       8,384        38,138
    Production equipment                     428,769      99,356       329,413
    --------------------------------------------------------------------------
                                            $649,054    $157,556    $  491,498
    ==========================================================================
    Amortization of $157,556 was charged to operations for the year.

6.  ADVANCES TO RELATED PARTIES:

    Save-on-Pallets Ltd.                                            $   37,447
    Superior Pallet Corporation                                        400,220
    --------------------------------------------------------------------------
                                                                    $  437,667
    ==========================================================================

    The advances to related parties bear no interest and have no fixed terms of repayment.

7.  BANK INDEBTEDNESS:

    The Company has an operating line of credit to a maximum amount of $343,171 bearing interest at prime plus 0.50%, secured by the $343,171 treasury bill mutual fund.

SMG CORPORATION
Notes to Consolidated Financial Statements (page 5)

YEAR ENDED MAY 31, 1998
------------------------------------------------------------------------------

8.  BANKERS ACCEPTANCE SOLD SHORT:
    Royal Bank of Canada bankers acceptance
    sold short, bearing interest at 5.3%, maturing
    August 13, 1998                                                 $  270,995
    --------------------------------------------------------------------------
9.  PROMISSORY NOTE PAYABLE:
    The promissory note is payable to a shareholder and is non-interest bearing and due on demand.

10. ADVANCES FROM RELATED PARTIES:
    Adian Industrial Sales Ltd.                                     $   18,018
    Canadawide Pallet Services Ltd.                                     64,773
    Pallet Management Services Inc.                                    319,992
    Pallet Rental Systems Inc.                                         381,235
    Superior Pallet Services Ltd.                                       67,436
    --------------------------------------------------------------------------
                                                                    $  851,454
    --------------------------------------------------------------------------

    The advances from related parties bear no interest and have no fixed terms of repayment.

11. LONG TERM DEBT:

    Royal Bank of Canada loans bearing interest at prime plus 0.50%, secured by general security agreements, assignments of insurance and guarantees and postponements of claim from the shareholders

       repayable in monthly instalments of $45,756                  $2,059,025

       repayable in monthly instalments of $11,439                     686,342
    --------------------------------------------------------------------------
                                                                     2,745,367
    Less current portion                                               686,347
    --------------------------------------------------------------------------
                                                                    $2,059,020
    --------------------------------------------------------------------------
    The aggregate principal payments on account of long term debt for the years subsequent to May 31, 1998, translated to United States currency as at May 31, 1998, are as follows:

       1999 - $686,347; 2000 - $686,347; 2001 - $686,347; 2002 - $549,068;
       2003 - $137,257

SMG CORPORATION
Notes to Consolidated Financial Statements (page 6)

YEAR ENDED MAY 31, 1998
------------------------------------------------------------------------------

12. INCOME TAXES:

    The consolidated tax provision differs from that expected by applying the combined Canadian Federal and provincial income rates to consolidated earnings before income taxes, for the following reasons:

    Expected combined Canadian federal and provincial income tax rate     44.07%
    Expected provision for income taxes at the above rate              $717,583
    Increase (decrease) in income taxes resulting from:
       Reduction of income tax rate for small business corporation      (27,083)
       Permanent differences                                             16,712
       Large corporations tax                                            21,269
       Increase in taxable income for non-deductible amortization
         of goodwill                                                     15,035
       Other                                                              1,775
    ----------------------------------------------------------------------------
    Income taxes                                                       $745,291
    ----------------------------------------------------------------------------
    Consisting of:
       Current                                                         $475,811
       Deferred                                                         269,480
    ----------------------------------------------------------------------------
    Income taxes                                                       $745,291
    ----------------------------------------------------------------------------

    Deferred income taxes attributable principally to differences in carrying values and tax costs of assets acquired in accordance with the Master Merger Agreement (note 2a) are as follows:

                                         Excess (deficiency)
                                          of carrying value
                                            over tax cost      Deferred income
    Asset                                  at May 31, 1998      tax liability
    ---------------------------------------------------------------------------
    Pallet rental pool                       $1,460,132            $643,480
    Capital assets                             (161,347)            (71,106)
    ---------------------------------------------------------------------------
                                                                   $572,374
    ===========================================================================

SMG CORPORATION
Notes to Consolidated Financial Statements (page 7)

YEAR ENDED MAY 31, 1998
------------------------------------------------------------------------------

13. SHARE CAPITAL:
    Authorized:
       Authorized share capital consists of an unlimited number of shares of the following classes:
        Common shares, entitled to one vote per share and entitled to dividends as declared by directors, subject to a priority in favour of Class A and Class B shares.
        Class A non-voting shares, redeemable and retractable at the fair market value of the consideration received on the issuance thereof, entitled to non-cumulative dividends of not less than 1% and not more than 3% of their redemption amount.
        Class B non-voting shares, redeemable and retractable at the fair market value of the consideration received on the issuance thereof, entitled to non-cumulative dividends of not less than 1% and not more than 3% of their redemption amount.
================================================================================
                                        Number of shares               Amount
--------------------------------------------------------------------------------
    Issued:
       Common shares
           For cash                                  2               $        2
           For assets                       18,735,900                3,618,017
-------------------------------------------------------------------------------
    Balance, May 31, 1998                   18,735,902               $3,618,019
===============================================================================

14.  RELATED PARTY TRANSACTIONS:

During the year, the Company sold goods to, purchased goods from, purchased services from and paid management fees to related parties. The total related party transactions recorded in the statement of operations and deficit are as follows:

Revenue
    Repairs                                                          $   59,631
    Other pallet sales                                                  308,133
--------------------------------------------------------------------------------
                                                                     $  367,764
================================================================================
Direct costs
    Cost of pallets repaired and sold                                $  145,373
    Salaries and benefits                                                85,073
    Repairs, maintenance and disposal                                    17,356
    Building and equipment rental                                       361,227
--------------------------------------------------------------------------------
                                                                     $  609,029
================================================================================

SMG CORPORATION
Notes to Consolidated Financial Statements (page 8)

YEAR ENDED MAY 31, 1998
-------------------------------------------------------------------------------

14. RELATED PARTY TRANSACTIONS (CONTINUED):

    Expenses
       General and administrative                                    $  533,274
       Selling and delivery                                              54,781
       Management fees and salaries                                     967,387
-------------------------------------------------------------------------------
                                                                     $1,555,442
===============================================================================
    Of these amounts, $77,461 is included in accounts receivable and $207,847 is included in accounts payable and accrued liabilities at May 31, 1998.

15. COMMITMENTS:

    The Company, is committed to minimum payments under operating leases, with various expiry dates for automobiles, equipment and premises though 2003. Translated to United States currency as at May 31, 1998, the aggregate amount of these payments is $1,824,100 and minimum annual payments are:

    1999 - $702,569;  2000 - $523,358;  2001 - $352,922;  2002 - $230,977;
    2003 - $14,275.

16. SEGMENTED INFORMATION:

    Management has determined that the Company operates in one dominant industry segment which involves pallet services.

17.  SUBSEQUENT EVENTS:

    a) Canadian Pallet Council pallet purchase:

       Effective September 9, 1998, the Company, through a wholly-owned subsidiary, purchased Canadian Pallet council pallets, rental contracts and the business names from St-Remi Pallet (Canada) Inc. and Lo-Kost Pallet Leasing Corp. The aggregate purchase price was Cdn $5,969,003, which was equivalent to US $3,924,394 as at September 9, 1998 and was paid in cash.

    b) Sale of SMG Corporation:

       On September 11, 1998, a wholly owned Canadian subsidiary of PalEx, Inc., a United States public corporation, acquired all of the issued and outstanding shares of the Company.

                         PALEX, INC. AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                             BASIS OF PRESENTATION

    The following unaudited pro forma consolidated statements of income include the supplemental consolidated financial statements as previously filed in Form 8-K/A with the Commission on April 28, 1998 for the year ended December 28, 1997. The unaudited pro forma consolidated financial statements give effect to the acquisitions by PalEx, Inc. ("PalEx" or the "Company") of Fraser Industries, Inc. ("Fraser"), Ridge Pallets, Inc. ("Ridge") and Interstate Pallet Company, Inc. ("Interstate") (together, the "Founding Companies"). These acquisitions (the "Founding Company Acquisitions") occurred simultaneously with the closing of PalEx's initial public offering (the "Offering") on March 25, 1997, and are accounted for using the purchase method of accounting. Fraser, one of the Founding Companies, has been identified as the accounting acquiror for financial statement presentation purposes. During the third and fourth quarters of 1997, PalEx acquired five additional manufacturers of wooden pallets, four of which were accounted for using the pooling-of-interests method of accounting (the "Pooled Companies"). The fifth company, Summers Pallet Manufacturing, Inc. ("Summers") was accounted for as a purchase.

    Through October 22, 1998, the Company has acquired 17 additional companies, 4 of which, Acme Barrel Company, Inc. ("Acme"), Drum Service Co. of Florida ("DSF"), Consolidated Container Corporation ("CCC") and Western Container, Limited Liability Company ("Western"), were accounted for as poolings-of-interests (the "1998 Pooled Companies"). The other 13 companies, Consolidated Drum Reconditioning, Inc. ("CDR"), American Pallet Recyclers, Inc. ("APR"), Capital Pallet, Incorporated ("Capital"), Pallet Outlet Company, Inc. ("POC"), Southern Pallets, Inc. ("Southern"), Shipshewana Pallet Co., Inc. ("Shipshewana"), Gilbert Lumber Inc. ("Gilbert"), Valley Pallets, Inc. ("Valley"), Duckert Pallet Co., Inc. ("Duckert"), Continental Associated Investments ("Continental"), Isaacson Lumber Company (Isaacson), McCook Drum & Barrel Co., Inc. ("McCook"), and SMG Corporation ("SMG") were accounted for as purchases (the "1998 Purchased Companies" and, together with Summers, the "Purchased Companies"). Six of the 17 companies acquired after fiscal 1997 and through September 1998 are engaged in the reconditioning and rebuilding of industrial steel containers. SMG is engaged in the rental of pallets in Canada.

    The accompanying unaudited pro forma consolidated statements of income present Fraser and the other Founding Companies combined with the Pooled Companies, the 1998 Pooled Companies and the Purchased Companies as if they had occurred on January 1, 1997. All significant intercompany transactions have been eliminated.

    The Company has preliminarily analyzed the savings that it expects to be realized by consolidating certain operational and general and administrative functions. It is anticipated that these savings will be partially offset by the costs of being a publicly held company and the incremental increase in costs related to the Company's new management. However, these costs, like the savings they offset, cannot be quantified accurately. Neither the anticipated savings nor the anticipated costs have been included in the proforma statements of income of PalEx.

    The proforma adjustments are based on preliminary estimates, available information and certain assumptions and may be revised as additional information becomes available. The pro forma financial data does not purport to represent what the Company's results of operations would actually have been if such transactions in fact had occurred on those dates or to project the Company's results of operations for any future period. Since the Founding Companies, Pooled Companies, 1998 Pooled Companies and Purchased Companies were not under common control or management, historical combined results may not be comparable to, or indicative of, future performance. The unaudited pro forma consolidated statements of income should be read in conjunction with the Company's supplemental consolidated financial statements.

                          PALEX, INC AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                     For the Year Ended December 28, 1997
                (In thousands, except share and per share date)

                                          Supplemental      Total
                                            Financial      Purchase        Pro Forma
                                           Statements    Acquisitions     Adjustments       Pro Forma
                                                           (Note 1)         (Note 2)
                                            --------       --------        --------         -----------
 REVENUES                                   $222,993       $150,391               -         $   373,384

 COST OF GOODS SOLD                          188,084        114,015               -             302,099
                                            --------       --------        --------         -----------

  Gross Profit                                34,909         36,376                              71,285

 SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                      21,155         20,610          (7,944)  [a]        33,821

 GOODWILL AMORTIZATION                           593                          3,439   [b]         4,032
                                            --------       --------        --------         -----------

  Income from operations                      13,161         15,766           4,505              33,432

 INTEREST EXPENSE                             (1,722)        (3,058)         (4,745)  [c]        (8,877)
                                                                                648   [d]
 OTHER INCOME (EXPENSE), NET                     (95)        (2,223)              -              (2,318)
                                            --------       --------        --------         -----------
 INCOME (LOSS) BEFORE INCOME TAXES            11,344         10,485             408              22,237

 PROVISION FOR INCOME TAXES                    4,704                          4,346   [e]         9,050
 NET INCOME (LOSS)                          $  6,640       $ 10,485        $ (3,938)        $    13,187
                                            ========       ========        ========         ===========
 Net income per share - diluted                                                             $      0.65 [f]
                                                                                            ===========
 Shares used in computing net income
 per share - diluted                                                                         20,350,033 [g]
                                                                                            ===========

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements

                         PALEX, INC. AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                 For the nine months ended September 27, 1998
              (In thousands, except for share and per share data)

                                                        Total
                                                       Purchase      Pro Forma
                                     As Previously   Acquisitions   Adjustments
                                        Reported       (Note 1)       (Note 2)        Pro Forma
                                     -------------   ------------   -----------       ---------
 REVENUES                               $230,244        $55,945       $     -          $286,189

 COST OF GOODS SOLD                      186,499         43,299             -           229,798

 INVENTORY VALUATION ADJUST                1,679              -             -             1,679
                                        --------        -------       -------         ---------

 Gross Profit                             42,066         12,646             -            54,712

 SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                  24,109          9,761        (1,041)  (a)      32,829

 POOLING EXPENSES                          1,841              -        (1,841)  (a)           -

 COMPENSATION DIFFERENTIAL                 1,062              -        (1,062)  (a)           -

 GOODWILL AMORTIZATION                     1,843              -         1,165   (b)       3,008

 RESTRUCTURING EXPENSE                     2,404              -             -             2,404

 PLANT CLOSURE COSTS AND ASSET
  ABANDONMENT LOSS                         1,369              -             -             1,369
                                        --------        -------       -------         ---------

  Income from Operations                   9,438          2,885         2,779            15,102

 INTEREST EXPENSE                         (5,320)          (741)       (2,147)  [c]      (7,922)
                                               -              -           286   [d]
 OTHER INCOME (EXPENSE), NET                 273            (89)            -               184
                                        --------        -------       -------         ---------

 INCOME BEFORE PROVISION
 FOR INCOME TAXES                          4,391          2,055           918             7,364

 PROVISION FOR INCOME TAXES                1,885              -         1,348   [e]       3,233
                                        --------        -------       -------         ---------
 NET INCOME (LOSS)                      $  2,506        $ 2,055       $  (430)        $   4,131
                                        ========        =======       =======         =========
 Net income per share - diluted                                                            0.20   [f]

 Shares used in computing net
 income per share - diluted                                                          20,387,025   [g]

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements

                         PALEX, INC., AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME


1.  TOTAL PURCHASE ACQUISITIONS

    The total purchase acquisitions reflected in the unaudited pro forma consolidated statements of income include the operations of Ridge, Interstate and the Purchased Companies from the beginning of the period presented through their respective acquisition dates.

2.  UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME ADJUSTMENTS:

a. Adjusts compensation to the level the owners of the Founding, Pooled, 1998 Pooled and Purchased Companies have agreed to receive as a result of the acquisitions, revisions of certain lease agreements between certain stockholders and the Company as a result of the purchase by the Company of the related assets and pooling expenses incurred in conjunction with the Pooled and 1998 Pooled Companies.

b.  Reflects amortization of goodwill using a 30-year estimated life.

c. Reflects the increase in interest expense attributed to incremental borrowings.

d. Reflects the reduction in interest expense attributed to obligations retired.

e. Reflects the incremental provision for federal and state income taxes relating to the other income statement adjustments and for income taxes on the Founding Companies S Corporation income.

f. In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128 ("SFAS No. 128", "Earnings Per Share"). The Company adopted SFAS No. 128 for the year ended December 28, 1997. SFAS No. 128 simplifies the standards required under current accounting rules for computing earnings per share and replaces the presentation of primary net income per share and fully diluted net income per share with a presentation of basic net income per share ("Net income per share") and diluted net income per share ("Net income per share - diluted"). Net income per share excludes dilution and is determined by dividing income available to common stockholders by the weighted average number of common shares outstanding during the period. Net income per share - diluted reflects the potential dilution that could occur if securities and other contracts to issue common stock were exercised or converted into common stock. Net income per share - diluted is computed similarly to fully diluted net income per share under previous accounting rules.

g. Includes (i) 1,071,389 shares issued by PalEx prior to the Offering, (ii) 3,160,742 shares issued to the stockholders of the Pooled Companies, (iii) 5,910,000 shares issued to the stockholders of the Founding Companies in connection with the acquisitions, (iv) 142,500 shares issued to satisfy the obligations of the Founding Companies to their respective profit-sharing plans,
(v) 3,000,000 shares issued in connection with the Offering, (vi) 285,675 shares issued in connection with the purchase of Summers, (vii) 3,624,215 shares issued to the stockholders of the 1998 Pooled Companies, (viii) 2,318,260 shares issued in connection with the purchase of the 1998 Purchased Companies, (ix) 6,500 shares issued in accordance with option agreements with key employees, (x) 450,000 shares sold pursuant to an overallotment option and (xi) the effect, using the treasury stock method, of option shares granted to management, directors and key employees (380,752 shares for the year ended December 28, 1997 and 417,744 shares for the nine months ended September 27, 1998).